VIRTUS Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024
($ reported in thousands)
	Shares	Value
Common Stocks—100.0%
Communication Services—15.2%
Meta Platforms, Inc. Class A	38,900	$ 22,268
Netflix, Inc.(1)	22,100	15,675
Spotify Technology S.A.(1)	22,200	8,181
Trade Desk, Inc. (The) Class A(1)	300,450	32,944
		79,068

Consumer Discretionary—25.8%
Airbnb, Inc. Class A(1)	60,000	7,609
Amazon.com, Inc.(1)	143,050	26,655
MercadoLibre, Inc.(1)	19,250	39,500
On Holding AG Class A(1)	172,450	8,648
Tesla, Inc.(1)	150,500	39,375
Wingstop, Inc.	30,000	12,482
		134,269

Consumer Staples—2.5%
elf Beauty, Inc.(1)	117,150	12,773
Financials—1.5%
Toast, Inc. Class A(1)	269,600	7,632
Health Care—10.0%
Dexcom, Inc.(1)	66,550	4,462
Evolent Health, Inc. Class A(1)	168,750	4,772
Exact Sciences Corp.(1)	284,050	19,349
Natera, Inc.(1)	86,100	10,930
Repligen Corp.(1)	30,000	4,465
Veeva Systems, Inc. Class A(1)	38,350	8,049
		52,027

Industrials—9.7%
Axon Enterprise, Inc.(1)	69,050	27,593
	Shares	Value

Industrials—continued
Symbotic, Inc. Class A(1)	90,050	$ 2,196
Uber Technologies, Inc.(1)	275,000	20,669
		50,458

Information Technology—33.2%
Advanced Micro Devices, Inc.(1)	110,000	18,049
ARM Holdings plc ADR(1)	43,200	6,178
ASML Holding N.V. Registered Shares	8,600	7,166
Cadence Design Systems, Inc.(1)	23,000	6,234
Crowdstrike Holdings, Inc. Class A(1)	41,350	11,597
First Solar, Inc.(1)	45,000	11,225
HubSpot, Inc.(1)	5,000	2,658
NVIDIA Corp.	362,700	44,046
Palo Alto Networks, Inc.(1)	30,150	10,305
ServiceNow, Inc.(1)	21,400	19,140
Shopify, Inc. Class A(1)	380,200	30,469
Snowflake, Inc. Class A(1)	46,600	5,353
		172,420

Real Estate—2.1%
Zillow Group, Inc. Class C(1)	169,300	10,810
Total Common Stocks (Identified Cost $222,918)		519,457

Total Long-Term Investments—100.0% (Identified Cost $222,918)		519,457

Value

TOTAL INVESTMENTS—100.0% (Identified Cost $222,918)	$519,457
Other assets and liabilities, net—0.0%	183
NET ASSETS—100.0%	$519,640

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	81%
Uruguay	8
Canada	6
Switzerland	2
Luxembourg	1
Netherlands	1
United Kingdom	1
Total	100%
† % of total investments as of September 30, 2024.
The following table summarizes the value of the Fund’s investments as of September 30, 2024, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$519,457	$519,457
Total Investments	$519,457	$519,457
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2024.
There were no transfers into or out of Level 3 related to securities held at September 30, 2024.
See Notes to Schedule of Investments

VIRTUS Zevenbergen Innovative Growth Stock Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual Financials.
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